SECOND QUARTER 2025 BUSINESS REVIEW JULY 30, 2025 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of July 29, 2025. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybersecurity incidents; implementation of our internal growth strategy; competition; our ability to successfully manage our manufacturing operations; supply chain constraints, inflationary pressure, price increases or shortages in raw materials; loss of key personnel and effective succession planning; future restructurings; protection of intellectual property; changes to tax laws and regulations; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our second quarter 2025 earnings press release issued July 29, 2025, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them additional measures of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations or cash flows prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3 KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED.

Business Review Jeffrey L. Powell, President & CEO 4

Operational Highlights 5 KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. • Solid demand for aftermarket parts and improving capital equipment order activity • North America demand was particularly strong • Excellent execution by our commercial teams • Solid margin performance and healthy free cash flow* 5

Q2 2025 Performance 6 ($ in millions, except per share amounts) Q2 25 Q2 24 Change Bookings $269.4 $251.7 +7.0% Revenue $255.3 $274.8 -7.1% Net Income $26.2 $31.3 -16.4% Adjusted EBITDA* $52.4 $61.8 -15.2% Adjusted EBITDA Margin* 20.5% 22.5% -200 bps EPS $2.22 $2.66 -16.5% Adjusted EPS* $2.31 $2.81 -17.8% Operating Cash Flow $40.5 $28.1 +44.2% Free Cash Flow* $36.5 $23.1 +58.1% HIGHLIGHTS • New order activity up 7% led by strong capital and stable aftermarket demand • Free cash flow* up 58% • Adjusted EBITDA* down 15% compared to prior year • Healthy backlog with solid bookings expected in the second half of 2025 KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED.

$94.1 $89.0 $87.4 $100.0 $93.1 2Q24 3Q24 4Q24 1Q25 2Q25 7 ($ in millions) Q2 25 Q2 24 Change Revenue $95.9 $92.3 +4.0 % Bookings $93.1 $94.1 -1.1 % Adjusted EBITDA* $27.8 $26.9 +3.1 % Adjusted EBITDA Margin* 28.9% 29.2% -30 bps HIGHLIGHTS • Stronger performance in North America offset softness in Europe • Aftermarket parts revenue increased 9% and represented 75% of total revenue in the second quarter • Adjusted EBITDA* performance was solid in Q2 • Demand expected to improve as the year progresses ($ in millions) BOOKINGS Flow Control KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED.

8 ($ in millions) Q2 25 Q2 24 Change Revenue $95.9 $114.8 -16.4% Bookings $105.4 $96.7 +9.0% Adjusted EBITDA* $21.3 $29.5 -28.0% Adjusted EBITDA Margin* 22.2% 25.7% -350 bps HIGHLIGHTS • New order activity up 9% led by capital bookings • Strong aftermarket parts revenue could not offset weaker capital shipments • Capital project activity remains healthy although project timing is uncertain KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. Industrial Processing $96.7 $89.3 $103.6 $92.4 $105.4 2Q24 3Q24 4Q24 1Q25 2Q25 BOOKINGS ($ in millions)

9 ($ in millions) Q2 25 Q2 24 Change Revenue $63.4 $67.7 -6.4% Bookings $70.9 $60.9 +16.5% Adjusted EBITDA* $13.8 $15.7 -12.1% Adjusted EBITDA Margin* 21.8% 23.2% -140 bps HIGHLIGHTS • Excellent bookings performance with strong demand for our bulk material handling equipment • Aftermarket parts revenue was solid and represented 58% of total revenue • End markets remain healthy although timing of investments may be influenced by geopolitical climate KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. Material Handling $60.9 $62.0 $49.6 $63.9 $70.9 2Q24 3Q24 4Q24 1Q25 2Q25 BOOKINGS ($ in millions)

Business Outlook • Our operations teams continue to execute strategic initiatives to create and capture increased value • Timing of project execution affected by ambiguity in global trade • Aftermarket demand expected to remain healthy • Our strong cash flow and healthy balance sheet position us well to capitalize on new opportunities 10 KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED.

Financial Review Michael J. McKenney, EVP & CFO 11

Q2 2025 Financial Performance ($ in millions, except per share amounts) Q2 25 Q2 24 Revenue $255.3 $274.8 Gross Margin 45.9% 44.4% SG&A % of Revenue 29.0% 25.5% Operating Income $39.4 $48.4 Net Income $26.2 $31.3 Adjusted EBITDA* $52.4 $61.8 EPS $2.22 $2.66 Adjusted EPS* $2.31 $2.81 Operating Cash Flow $40.5 $28.1 HIGHLIGHTS • 71% parts and consumables revenue • Adjusted EBITDA margin* of 20.5% • Adjusted EPS* exceeded guidance • Free cash flow* up 58% to $36.5 million KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. 12

Key Financial Metrics KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. 13 $28.1 $52.5 $51.9 $22.8 $40.5 $23.1 $48.3 $46.3 $19.0 $36.5 FREE CASH FLOW* OPERATING CASH FLOW 2Q24 3Q24 4Q24 1Q25 2Q25 $61.8 $63.3 $52.4 $47.9 $52.4 $31.3 $31.6 $24.0 $24.1 $26.2 22.5% 23.3% 20.3% 20.0% 20.5% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 2Q24 3Q24 4Q24 1Q25 2Q25 ADJUSTED EBITDA* CASH FLOW ($ in millions)($ in millions)

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. Q2 24 to Q2 25 Adjusted EPS* 14 $2.81 $(0.56) $(0.26) $(0.02) $(0.01) $0.21 $0.12 $0.02 $2.31 Q2 24 ADJ EPS* REVENUE OPERATING EXPENSES NONCONTROLLING INTERESTS CHANGE IN SHARES GROSS MARGIN INTEREST EXPENSE TAX PROVISION Q2 25 ADJ EPS*

Key Liquidity Metrics KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. 15 ($ in millions) Q2 25 Q1 25 Q2 24 Cash, cash equivalents, and restricted cash $97.2 $93.8 $75.2 Debt $247.2 $274.9 $343.3 Lease obligations $1.7 $1.9 $2.0 Net Debt $151.7 $183.1 $270.1 Leverage ratio1 0.86 0.95 1.22 Working capital % LTM revenue2 17.7% 16.8% 18.0 % Cash conversion days3 128 130 124

Guidance KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. 16 • FY 2025 revenue of $1.020 to $1.040 billion • FY 2025 GAAP EPS of $8.89 to $9.09, revised from $8.97 to $9.17 • FY 2025 adjusted EPS* of $9.05 to $9.25 • Q3 2025 revenue of $256 to $263 million • Q3 2025 GAAP EPS of $2.12 to $2.22 • Q3 2025 adjusted EPS* of $2.13 to $2.23

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. 17

2025 Key Priorities 18 ENABLE SUSTAINABLE INDUSTRIAL PROCESSING® DELIVER EXCEPTIONAL STAKEHOLDER VALUE PROVIDE STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED.

Investor Relations Contact Michael McKenney, 978-776-2000 IR@kadant.com Media Relations Contact Wes Martz, 269-278-1715 media@kadant.com 19

Second Quarter 2025 Business Review 20 Appendix July 30, 2025

Revenue by Customer Location ($ in thousands) Q2 25 Q2 24 Change Change Excluding Acquisitions and FX* North America $157,968 $172,543 $(14,575) $(14,564) Europe 63,230 63,193 37 (3,134) Asia 20,941 24,970 (4,029) (4,264) Rest of World 13,128 14,059 (931) (468) Total $255,267 $274,765 $(19,498) $(22,430) KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. 21 Q2 25 Q2 24 Flow Control 75% 72 % Industrial Processing 76% 59 % Material Handling 58% 57 % Consolidated 71% 63 % Percentage of Parts and Consumables Revenue

Adjusted EPS* Reconciliation Q2 25 Q2 24 EPS, as Reported $2.22 $2.66 Adjustments, Net of Tax Acquired Profit in Inventory and Backlog Amortization 0.01 0.08 Acquisition Costs 0.08 0.07 Adjusted EPS* $2.31 $2.81 KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. 22 ($ in thousands) Q2 25 Q2 24 Operating Cash Flow $40,482 $28,066 Capital Expenditures (3,968) (4,974) Free Cash Flow* $36,514 $23,092 Free Cash Flow* Reconciliation

Adjusted EBITDA* Reconciliation ($ in thousands) Q2 25 Q2 24 Net Income Attributable to Kadant $26,159 $31,291 Net Income Attributable to Noncontrolling Interests 480 283 Provision for Income Taxes 9,822 11,992 Interest Expense, Net 2,899 4,833 Other Expense, Net 17 2 Acquired Profit in Inventory Amortization 24 529 Acquired Backlog Amortization 202 695 Acquisition Costs 908 940 Indemnification Asset Provision — (66) Depreciation and Amortization 11,867 11,296 Adjusted EBITDA* $52,378 $61,795 Adjusted EBITDA Margin* 20.5% 22.5 % KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. 23

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated July 29, 2025. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $50 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 2Q25 BUSINESS REVIEW– JULY 2025 | © 2025 KADANT INC. ALL RIGHTS RESERVED. 24